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                                                                   EXHIBIT 10.50

                        REVOLVING DEMAND PROMISSORY NOTE

$5,000,000.00                                                       JULY 1, 1999

         For value received, the undersigned, TATHAM OFFSHORE, INC., a Delaware corporation ("Borrower"), hereby promises to pay to the order of TATHAM INVESTMENT CORP., a Cayman entity, ("Lender"), 7400 Chase Tower, Houston, Texas 77002, or at such other place as from time to time may be designated by the holder of this Revolving Promissory Note (this "Note"), in immediately available United States Dollars, the lesser of (i) FIVE MILLION DOLLARS AND NO CENTS ($5,000,000.00), and (ii) the aggregate unpaid principal amount of all loans made by Lender to Borrower hereunder, with interest as specified herein, in the manner provided below.

         This Note is subject to the following additional provisions, terms and conditions:

         1. Revolving Draw Facility. Lender agrees, on the terms and conditions of this Note, to make credit loans to Borrower during the period from and including the date hereof to and including the Maturity Date (hereinafter defined), in a maximum aggregate principal amount of up to $5,000,000.00. Borrower may borrow, repay, and reborrow from time to time from Lender any amount or amounts as requested by Borrower, which are approved by Lender in its sole discretion, provided that at no time shall there be more than $5,000,000.00 outstanding to Borrower. Borrower shall request an advance under this Note by written notice to Lender and Lender shall, at its option, fund such request for advance within three (3) business days after receipt of such request from Borrower. Lender shall be under no obligation to fund each request for advance from Borrower.

         2. Principal. To the extent not previously paid, the entire unpaid principal balance hereof plus all accrued but unpaid interest thereon shall be due and payable upon written demand (and at the sole discretion) of Lender (the "Maturity Date"). All principal payments shall be accompanied by accrued interest on the principal amount being repaid to the date of payment. Borrower may at any time and from time to time prepay all or any part of the unpaid principal balance of this Note without premium or penalty, but prepayments of less than all of the unpaid principal balance of this Note shall be in the minimum amount of $10,000.00 and in integral multiples thereof.

         3.      Interest.

                 (a) Borrower agrees to pay interest in respect of the unpaid principal amount of this Note from the date of advance thereof to the Maturity Date at a rate per annum equal to 15%. Overdue principal shall bear interest, before and after judgment, for each day that such amounts are overdue at a varying rate per annum equal to the lesser of (i) 18% and (ii) the maximum nonusurious interest rate permitted by applicable law.

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                 (b)      As used in this Note, "Business Day" shall mean any
day of the week except Saturday, Sunday or any other day when national banks are closed.

                 (c) Interest on the principal of this Note shall accrue from and including the date of each advance to, but excluding the date of any repayment thereof, and shall be payable (i) upon the payment or prepayment, in full or in part, of any of the principal amount of this Note, and (ii) on written demand by Lender.

         4. Payments in General. All payments under this Note shall be made without defense, setoff or counterclaim to the Lender not later than 12:00 noon (Houston, Texas time) on the date when due and shall be made in lawful money of the United States of America in immediately available funds. Whenever any payment to be made under this Note shall be stated to be due on a day that is not a Business Day, the due date thereof shall be extended to the next succeeding Business Day, and, with respect to payments of principal, interest thereon shall be payable at the applicable rate during such extension. Each payment received by Lender shall be applied first to late charges and collection expenses, if any, then to the payment of accrued but unpaid interest due hereunder, and then to the reduction of the unpaid principal balance hereof.

         5. Security. The obligations under this Note shall hereby be secured by a first lien and security interest in all of Borrower's right, title and interest in and to (i) North Atlantic Pipeline Company, L.L.C., a Delaware limited liability company and wholly-owned subsidiary of Borrower, (ii) Tatham Offshore Canada Limited, a Nova Scotia company and wholly-owned subsidiary of Borrower, (iii) DeepFlex Production Services, Inc., a Delaware corporation and wholly- owned subsidiary of Borrower, (iv) North Atlantic Pipeline, Inc., a Canadian Federal corporation and indirect wholly- owned subsidiary of Borrower, and (v) that certain Revolving Demand Promissory Note dated as of July 1, 1999, issued by Tatham Offshore Canada Limited in favor of Borrower, in the maximum aggregate principal amount of up to $25,000,000.00.

         6. No Waiver by Lender. No failure or delay on the part of Lender in exercising any right, power or privilege hereunder and no course of dealing between Borrower and Lender shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege.

         7. Waivers. Except as otherwise expressly provided for herein, the makers, signers, sureties, guarantors and endorsers of this Note severally waive notice of acceptance of this Note, notice of extension of credit, demand, presentment, notice of presentment, notice of dishonor, notice of intent to demand or accelerate payment hereof, notice of demand, notice of acceleration, diligence in collecting, grace, notice and protest, and agree to one or more renewals or extensions for any period or periods of time, partial payments and releases or substitutions of security, in whole or in part, with or without notice, before or after the Maturity Date. If this Note shall be collected by legal proceedings or through a bankruptcy court, or shall be placed in the hands of an attorney for collection after default or maturity, Borrower agrees to pay all costs of collection, including reasonable attorneys' fees.

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         8.      Limitation on Interest.  Notwithstanding any other provision of this Note, interest on the indebtedness evidenced by this Note is expressly limited so that in no contingency or event whatsoever shall the interest contracted for, charged or received by Lender exceed the maximum amount permissible under applicable law. If from any circumstances whatsoever fulfillment of any provisions of this Note or of any other document evidencing, securing or pertaining to the indebtedness evidenced hereby, at the time performance of such provision shall be due, shall involve transcending the limit of validity prescribed by law, then, ipso facto, the obligation to be fulfilled shall be reduced to the limit of such validity, and if from any such circumstances Lender shall ever receive anything of value as interest or deemed interest by applicable law under this Note or any other document evidencing, securing or pertaining to the indebtedness evidenced hereby or otherwise an amount that would exceed the highest lawful rate, such amount that would be excessive interest shall be applied to the reduction of the principal amount owing under this Note or on account of any other indebtedness of Borrower to Lender, and not to the payment of interest, or if such excessive interest exceeds the unpaid balance of principal of this Note and such other indebtedness, such excess shall be refunded to Borrower. In determining whether or not the interest paid or payable with respect to any indebtedness of Borrower to Lender, under any specific contingency, exceeds the highest lawful rate, Borrower and Lender shall, to the maximum extent permitted by applicable law, (a) characterize any non-principal payment as an expense, fee or premium rather than as interest, (b) exclude voluntary prepayments and the effects thereof, (c) amortize, prorate, allocate and spread the total amount of interest throughout the full term of such indebtedness so that the actual rate of interest on account of such indebtedness does not exceed the maximum amount permitted by applicable law, and/or (d) allocate interest between portions of such indebtedness, to the end that no such portion shall bear interest at a rate greater than that permitted by applicable law. The terms and provisions of this paragraph shall control and supersede every other conflicting provision of this Note and all other agreements between Borrower and Lender.

         9. Choice of Law. This Note and the validity and enforceability hereof shall be governed by and construed in accordance with the laws of the State of New York other than the conflicts of laws rules thereof.

                 [Remainder of Page Intentionally Left Blank.]

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         IN WITNESS WHEREOF, Borrower has executed and delivered this Note as of the date first written above.

                                        BORROWER:

                                        TATHAM OFFSHORE, INC.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------


         Lender hereby accepts this Note and, subject to the terms and conditions hereof, agrees to make the loans contemplated herein.

                                        LENDER:

                                        TATHAM INVESTMENT CORP.


                                        By:
                                           ------------------------------------
                                        Name:
                                             ----------------------------------
                                        Title:
                                              ---------------------------------

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